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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF

      1934 Date of Report (Date of earliest event reported) MARCH 28, 2001
                                 --------------

                            COMPOSITE SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)


       FLORIDA                        000-24551             65-0790758
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)            Identification No.)


     3655 NOBEL DRIVE SUITE 440, SAN DIEGO, CA                 92122
     -----------------------------------------                 -----
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code       858-459-4843
                                                         ------------


   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)













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                                                FORM 8-K

COMPOSITE SOLUTIONS, INC.

MARCH 28, 2001

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not Applicable

ITEM 5.  OTHER EVENTS.

          RESIGNATION OF DIRECTOR AND OFFICER:

         Effective 28 February 2001, Mr. Mark Olson resigned from the positions of Director, President and Chief Operating Officer of Composite Solutions, Inc. ("Company"). His Consulting Agreement with the Company was terminated as of 31 January 2001.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

           Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR.

           Not Applicable


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                                    FORM 8-K

COMPOSITE SOLUTIONS, INC.

                                                 OMPOSITE SOLUTIONS, INC.
                                                 -----------------------
                                                     (Registrant)

  Date:   March 28, 2001



                                   SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       By: /s/  GILBERT A. HEGEMIER
                                           ------------------------
                                           Gilbert A. Hegemier, Chairman and CEO